SUPPLEMENT DATED SEPTEMBER 10, 2002 TO

PROSPECTUS DATED MAY 1, 2002 (AS AMENDED MAY 21, 2002) FOR

MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VARIABLE ACCOUNT-7

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

  The table of "Underlying Mutual Fund Annual Expenses" on page 10 if your prospectus is amended to read:

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursement.

Underlying Mutual Fund Annual Expenses

(as a percentage of underlying mutual fund net assets, before expense reimbursement)
	Management Fees	Other Expenses	12b-1 Fees	Total Underlying Mutual Fund Expenses
VISION Group Of Funds - VISION Managed Allocation Fund - Moderate Growth II	0.25%	0.74%	0.25%	1.24%